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                                                                   Exhibit 99(a)


                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  February 26, 2001

(i) Amount of principal being paid or distributed in respect of the Class A-1 Notes:
            $24,279,869.51
            --------------
           ($    0.0000867 ,  per $1,000 original principal amount of the Notes)
            --------------

(ii) Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------

(iii) Amount of principal being paid or distributed in respect of the Class M Notes:
                 $0.00
            --------------
           ($           -- , per-$1,000 original principal amount of the Notes)

(iv) Amount of interest being paid or distributed in respect of the Class A-1 Notes:

            $ 3,643,044.62
            --------------
           ($    0.0000130 , per $1,000 original principal amount of the Notes)
            --------------

(v) Amount of interest being paid or distributed in respect of the Class A-2 Notes:

            $11,344,398.09
            --------------
           ($    0.0000182 , per $1,000 original principal amount of the Notes)
            --------------

(vi) (a) Amount of interest being paid or distributed in respect of the Class M Notes:
            $   550,597.78
            --------------
           ($    0.0000184 , per $1,000 original principal amount of the Notes)
            --------------

     (b) Amount of interest being paid or distributed in respect of the Class M Strip:
            $    14,408.33
            --------------
           ($    0.0000005 , per $1,000 original principal amount of the Notes)
            --------------

(vii) Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):

      (1) Distributed to Class A-1 Noteholders:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------

      (2) Distributed to Class A-2 Noteholders:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------

      (3) (a) Distributed to Class M Noteholders:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------

          (b) Distributed to Class M Strip:
                 $0.00
            --------------
            $           -- , per $1,000 original principal amount of the Notes)
            --------------

      (4) Balance on Class A-1 Notes:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------

      (5) Balance on Class A-2 Notes:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------
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
      (6) (a) Balance on Class M Notes:
                 $0.00
            --------------
           ($           -- , per $1,000 original principal amount of the Notes)
            --------------

          (b) Balance on Class M Strip:
                 $0.00
            --------------
           ($           -- , per-$1,000 original principal amount of the Notes)
            --------------

(viii) Payments made under the Cap Agreement on such date: February 23, 2001
                                                          -------------------

           (     $0.00      with respect to the Class A-1 Notes,
            --------------
           (     $0.00      with respect to the Class A-2 Notes,
            --------------
           (     $0.00      with respect to the Class M Notes,
            --------------

(ix) Pool Balance at end of related Collection Period: $885,792,433.77
                                                       ---------------

(x) After giving effect to distributions on this Distribution Date:
    (a) (1) Outstanding principal amount of Class A-1 Notes: $180,709,507.91
                                                             ---------------
        (2) Class A-1 Note Pool Factor: 0.64539110
                                        ----------
    (b) (1) Outstanding principal amount of Class A-2 Notes: $625,000,000.00
                                                             ---------------
        (2) Class A-2 Note Pool Factor: 1.00000000
                                        ----------
    (c) (1)  Outstanding principal amount of Class M Notes:  $ 30,000,000.00
                                                             ---------------
        (2)  Class M Note Pool Factor:  1.00000000
                                        ----------
    (d) (1)  Outstanding principal amount of Certificates:   $ 65,000,000.00
                                                             ---------------
        (2)  Certificate Pool Factor:   1.00000000
                                        ----------

(xi) Note Interest Rate for the Notes:
    (a) In general
        (1) Three-Month Libor was
                0.0000000% for the period from the Closing Date to but excluding 11/26/99 and
            -------------
                6.7506300% for the period from and including 11/26/99 to but excluding 02/25/2000 and
            -------------
        (2) The Student Loan Rate was: Not Applicable (1)
                                      -------------------
    (b) Note Interest Rate for the Class A-1 Notes: 7.0306300% (Based on 3-Month LIBOR)
                                                    ---------
    (c) Note Interest Rate for the Class A-2 Notes: 7.1806300% (Based on 3-Month LIBOR)
                                                    ---------
    (d) Note Interest Rate for the Class M Notes:   7.4506300% (Based on 3-Month LIBOR)
                                                    ---------
(xii) (a) Amount of Master Servicing Fee for related Collection Period:
                                                                   $1,128,311.01
                                                                   -------------
            $ 0.000004030 , per $1,000 original principal amount of the Class A-1 Notes.
            -------------
            $ 0.000001805 , per $1,000 original principal amount of the Class A-2 Notes.
            -------------
            $ 0.000037610 , per $1,000 original principal amount of the Class M Notes.
            -------------
(xiii) Amount of Administration Fee for related Collection Period:     $3,000.00
                                                                  --------------
            $ 0.000000011 , per $1,000 original principal amount of the Class A-1 Notes.
            -------------
            $ 0.000000005 , per $1,000 original principal amount of the Class A-2 Notes.
            -------------
            $ 0.000000100 , per $1,000 original principal amount of the Class M Notes.
            -------------
(xiv)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period: $538,803.21
                                                                                           ------------
       (b)  Delinquent Contracts                        # Disb.        %              $ Amount             %
                                                        -------      ----            -----------         -----
              30-60 Days Delinquent                      2,712       3.32%           $26,567,792         4.55%
              61-90 Days Delinquent                        953       1.16%           $ 8,597,873         1.47%
              91-120 Days Delinquent                       380       0.46%           $ 3,750,169         0.64%
              More than 120 Days Delinquent                982       1.20%           $ 9,719,825         1.67%
              Claims Filed Awaiting Payment                436       0.53%           $ 4,102,469         0.70%
                                                         -----       -----           -----------        -----
                 TOTAL                                   5,463       6.68%           $52,738,128         9.04%

  (xv)   Amount in the Prefunding Account: $4,709,633.84
                                           -------------
  (xvi)  Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
              Subsequent Pool Student Loans:          0.00

      (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.